                                 EXHIBIT INDEX

10.1 First Amendment to Lease dated June ___, 1997, between the Company and Heathrow Office Building Corporation.

10.2 Sublease dated June 1, 1997 between the Company and Olsten Staffing Services, Inc.

10.3 Employment Agreement dated February 25, 1997 between the Company and Samuel J. Kline.

10.4 Employment Agreement dated March 22, 1997 between the Company and Christine King.

10.5 Employment Agreement dated March 27, 1997 between the Company and Brian Klumpp.

10.6 Employment Agreement dated June 23, 1997 between the Company and Glenn A. Etherington.

10.7 Stock Option Agreement dated May 13, 1997 between the Company and David S. Gergacz

27    Financial Data Schedule.

                           FIRST AMENDMENT TO LEASE


     THIS FIRST AMENDMENT TO LEASE ( the "FIRST AMENDMENT") is made and entered into as of this 30th day of June, 1997 by and between HEATHROW
OFFICE BUILDING CORPORATION, a Florida corporation (hereinafter referred to as "Landlord") and CREATIVE DATA SOLUTIONS, INC., a Florida corporation, (hereinafter referred to as "Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into that certain Lease dated April 10, 1997, for approximately 5,293 rentable square feet of leased space at the Heathrow Office Building, 250 International Parkway, Suite 200, Heathrow, County of Seminole, Florida (as amended, the "Lease"). Capitalized terms not otherwise defined herein shall have the meaning set forth in the Lease; and

     WHEREAS, the actual rentable square feet in the Premises is 5,255, and Landlord and Tenant have agreed to modify the Lease to reflect such actual square footage.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. The foregoing recitals are true and correct and are hereby incorporated herein by reference.

     2. The first paragraph of the Lease is hereby deleted in its entirety and replaced with the following:

           WITNESSETH, that for good and valuable consideration, the Landlord hereby leases to the Tenant, and the Tenant hereby leases from the Landlord, certain space containing an agreed-upon amount of 5,255 rentable square feet of floor area (the "Premises") on the second floor of an office building (the "Building") calculated in accordance with BOMA standards based on a useable to rentable conversion factor of 1.13, as more particularly shown on the floor plan attached hereto as Exhibit A, which Building together with other real property and improvements is located at 250 International Parkway in Lake Mary, Florida (collectively the "Property"), all upon the following terms and conditions:

     3. Section 2.01 of the Lease is hereby deleted in its entirety and replaced with the following:

           Section 2.01 BASE RENT. Tenant shall pay a minimum annual rental in each one-year period during the Term hereof which shall be referred to hereinafter as "Base Rent", without reduction, abatement or setoff. Base Rent shall be calculated and increased for each such year as follows:

               (1) Base Rent for the first one-year period in the Lease Term shall be the sum of $75,431.15, payable in equal monthly installments of $5,692.92 for months 1-7 and $7116.15 for months 8-12.

               (3) Base Rent for the second one-year period in the Lease Term shall be the sum of $87,495.75, payable in equal monthly installments of $7,291.31 each.

               (3) Base Rent for the third one-year period in the Lease Term shall be the sum of $89,335.00, payable in equal monthly installments of $7,444.58 each.

               (4) Base Rent for the fourth one-year period in the Lease Term shall be the sum of $91,437.00, payable in equal monthly installments of $7,619.75 each.

               (5) Base Rent for the fifth one-year period in the Lease Term shall be the sum of $93,276.25, payable in equal monthly installments of $7,773.02 each.


     4. Section 3.04 of the Lease is hereby deleted in its entirety and replaced with the following:

          Section 3.04 RELOCATION. Landlord shall reimburse Tenant, within fifteen (15) days after receipt by Landlord from Tenant of receipts or other substantiation sufficient to Landlord to establish such costs, for actual costs incurred to third parties by Tenant for the relocation of Tenant's machinery, furniture, fixtures and equipment in an amount not to exceed $5,255.00.

     5. Except as amended as set forth herein, the terms and conditions set forth in the Lease remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands and seals on the dates set forth below their respective signatures.


WITNESSES:                              LANDLORD:

                                        HEATHROW OFFICE BUILDING CORPORATION

                                        By:   LaSalle Advisors Limited
                                        Partnership Authorized Agent

/s/ Patricia C. Thompson                By:  /s/ David L. Reahl
--------------------------                   -----------------------------
Witness                                 Name: David L. Reahl
                                              Title: Vice President



/s/ Patricia C. Thompson                By:  /s/ George W. Duke
---------------------------                  -----------------------------
Witness                                 Name: George W. Duke
                                              Title: Principal


WITNESSES:                              TENANT:

                                        BRITE VOICE SYSTEMS, INC.



/s/  Ken King                           By:  /s/ D.S. Gergacz
---------------------------                  -----------------------------
                                        Name:  D.S. Gergacz
                                        Title:  CEO